================================================================================

                                 BARTLETT & CO.
                         ------------------------------
                         REGISTERED INVESTMENT ADVISORS

                                    BARTLETT
                                     MUTUAL
                                     FUNDS
                                  SEMI-ANNUAL
                                     REPORT

================================================================================

                            FOR THE SIX MONTHS ENDED
                               SEPTEMBER 30, 1995




                                    BARTLETT
                            VALUE INTERNATIONAL FUND

                                    BARTLETT
                                BASIC VALUE FUND

                                    BARTLETT
                               FIXED INCOME FUND

                                    BARTLETT
                              SHORT TERM BOND FUND

                                    BARTLETT
                               CASH RESERVES FUND

================================================================================

                                 BARTLETT & CO.
                                    PROFILE

================================================================================


                Bartlett & Co., headquartered in Cincinnati, Ohio, is a privately owned, asset management firm which manages over $2 billion for individuals, family groups and institutions.
Established in 1898, Bartlett & Co. is the oldest independent investment advisory firm registered with the Securities and Exchange Commission. For nearly a century, the firm has built a reputation among individual and institutional investors of strong performance and superior client service.

Bartlett & Co. offers its clients a diversity of services through five business divisions:

      - Mutual Funds

      - Institutional Client Services

      - Private Client Services

      - Real Estate Programs

      - Brokerage/Custody Services

Our tradition of excellence, the breadth of our services and the depth of our experience give Bartlett & Co. the capabilities to serve as your financial advisor.

                                    CONTENTS

                                                                           Pages
--------------------------------------------------------------------------------
BARTLETT & CO. PROFILE                                              INSIDE COVER
--------------------------------------------------------------------------------
CHAIRMEN'S LETTER                                                              2

--------------------------------------------------------------------------------
REPORTS TO SHAREHOLDERS
  Bartlett Value International Fund Report                                     3
  Bartlett Basic Value Fund Report                                             4
  Bartlett Fixed Income Fund Report                                            6
  Bartlett Short Term Bond Fund Report                                         7
  Bartlett Cash Reserves Fund Report                                           7
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
  Bartlett Value International Fund                                            8
  Bartlett Basic Value Fund                                                    8
  Bartlett Fixed Income Fund                                                   9
  Bartlett Short Term Bond Fund                                                9
--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS
  Bartlett Value International Fund                                           10
  Bartlett Basic Value Fund                                                   12
  Bartlett Fixed Income Fund                                                  13
  Bartlett Short Term Bond Fund                                               15
  Bartlett Cash Reserves Fund                                                 16
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                                          18
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                                                      19
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                           20
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
  Bartlett Value International Fund                                           22
  Bartlett Basic Value Fund                                                   22
  Bartlett Fixed Income Fund                                                  23
  Bartlett Short Term Bond Fund                                               24
  Bartlett Cash Reserves Fund                                                 24
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                                 25
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS                                                         29
--------------------------------------------------------------------------------

This report is for the information of shareholders of the Bartlett Mutual Funds. It may be used as sales literature if preceded or accompanied by a current prospectus of the Bartlett Mutual Funds.

================================================================================

                               CHAIRMEN'S LETTER

================================================================================


Dear Fellow Shareholder:

The past six months have been an exhilarating time for investors. U.S. stock markets have climbed steadily higher amid an ideal combination of low interest rates, subdued inflation and improved corporate earnings. And in a measure of revenge for investors who survived a sour bond market last year, bond prices have rebounded sharply.

The Bartlett Mutual Funds also enjoyed strong gains over the past six months. The Bartlett Basic Value Fund posted double-digit returns, yet continues to maintain less volatility than a popular stock market index.* And the Bartlett Value International Fund topped its benchmark index.** Thanks to profits from a number of individual stocks, we distributed capital gains of 68 cents per share to Bartlett Basic Value Fund shareholders and 34 cents per share to Bartlett Value International Fund shareholders September 29. If you reinvested those gains, along with dividends, you now own more Fund shares.

                  AUTOMATIC INVESTMENT PLAN LAUNCHED THIS FALL

In our annual report, we mentioned plans for new services that would make investing with the Bartlett Mutual Funds easier than ever. In late September, we introduced the Bartlett Mutual Funds Automatic Investment Plan, which lets you buy Fund shares via automatic withdrawals from your bank checking or savings account each month. We believe the plan may be an ideal way to save for long-term financial goals such as retirement, a vacation home or a child's college tuition.

                      AS RALLY CONTINUES, SKEPTICISM GROWS

Of course, any time the investment markets climb sharply over a sustained period, the likelihood of a correction also increases. The latest rally caught many investors by surprise. Apparently they did not expect such a sustained run-up in stock prices. As a result, investors poured an unprecedented amount of money into stock mutual funds over the summer, hoping to ride the upswing before it ends.

No matter what direction the U.S. financial markets take toward the end of 1995, we believe our value-oriented approach to investing can help us preserve and increase your wealth. Thank you for your continued investment in the Bartlett Mutual Funds.

 *See Page 4 for full details.
**See Page 3 for full details.

================================================================================

                                    BARTLETT
                              VALUE INTERNATIONAL
                                  FUND REPORT

================================================================================

Strong gains in the value of the U.S. dollar against foreign currencies during the past six months chased away some of the gloom that had been nagging overseas markets since last year. Policy makers became more concerned about growth than inflation, especially in Japan and Germany. They responded by lowering interest rates and pumping fresh money into their economies, which helped reduce the overvaluation of the German deutschemark and the Japanese yen.

Our concern about the high valuation of these two currencies led us to purchase stock in overseas companies that have a substantial level of earnings denominated in U.S. dollars. As the U.S. dollar has climbed in value, the earnings prospects for these companies - and their stock prices - have improved.

For the six months ended September 30, the Bartlett Value International Fund gained 8.6%. By comparison, the benchmark Europe, Australia and Far East (EAFE) Index* increased 4.9% in U.S. dollars. For the 12-month period ended September 30, the Fund rose 3.9%, versus the EAFE Index's 5.8% climb. Your Fund's low exposure to the weakening German deutschemark and Japanese yen, combined with gains in several individual stocks, helped it to recently outpace the broader market index.

OPPORTUNITIES SURFACE IN ASIA

Our value-based investment approach increasingly has led us to Japan, where we have begun to find more opportunities among electronics and communications companies. In other countries, we have reduced our investments in automotive and banking stocks, which already have performed well and allowed us to cash in profits. As a result of this repositioning, the Bartlett Value International Fund's portfolio is more heavily weighted in the Asian markets - and less in Europe - than at any time in the past two years.

LATIN AMERICA CONTINUES TO PUZZLE

Our investment in the Latin American markets continues to be small. Slower economic growth in Mexico and Argentina has made the evaluation of company prospects difficult, and Brazil remains in the midst of a difficult political transformation. We will continue to watch these markets for long-term investment opportunities once those risks subside.

Now that some of the tension has gone out of the currency markets, we look forward to finding new value opportunities overseas. For investors who fear U.S. stocks are near their peak, international markets may offer a comforting degree of diversification.

                             PORTFOLIO COMPOSITION
                     Bartlett Value International Fund vs.
                    Europe, Australia, Far East (EAFE) Index
                               September 30, 1995

        Bar chart in which vertical axis is percent of total portfolio; horizontal axis lists three geographic areas: Americas, Europe and Pacific. In some cases, bars are broken down by country. Data points are:


                                Fund                    EAFE
                                ----                    ----
        Europe                  55%                     50%
        Pacific                 33% (Japan, 11%)        50% (Japan, 44%)
        Latin America           4%                      --
        Canada                  2%                      --
        Cash Equivalents        6%                      --


/s/ Madelynn M. Matlock

Madelynn M. Matlock, CFA
Portfolio Manager

*The EAFE Index is an unmanaged index of common stocks of foreign companies. The returns for the Index do not include any expenses or transaction costs. The returns for the Fund include such expenses.

================================================================================

                                    BARTLETT
                                  BASIC VALUE
                                  FUND REPORT

================================================================================

U.S. stock markets, led by spectacular gains among technology and health-related companies, posted a series of record highs over the past six months. The combination of low interest rates and moderate economic growth - an ideal environment for stock prices - provided an extra tailwind.

For the six months ended September 30, the Bartlett Basic Value Fund returned 14.0%, compared to a 18.3% gain for the Standard & Poor's 500 Index*. For the trailing 12 months, the Fund rose 21.6%, while the S&P 500 increased 29.8%. Your Fund achieved its double-digit returns despite at one point having up to 18% of its assets in cash reserves while searching for undervalued stocks in a rapidly advancing market. That cash position slightly diluted the return.

TECHNOLOGY STOCKS PACE THE MARKET

Buoyed by employers' continued quest for productivity gains through computer advancements, technology companies are enjoying robust growth. That sustained upward trend has defied skeptics, who worry that technology stock prices are already overpriced and unlikely to climb much further.

We agree with that skepticism. Technology stocks boast some of the market's loftiest price-to-earnings multiples, making it difficult to find many true "value" stocks. Moreover, their earnings tend to be quite volatile. New products hit the market so fast that today's best-selling microchip might be next year's also-ran. The ability of many of these high-flying technology companies to sustain earnings and cash flow is questionable.

BANK MERGERS PICK UP SPEED

We have stayed away from the science and technology industry, opting instead to add financial service, retail and basic industry stocks to the Fund's portfolio. Now that strategy has paid off. A growing wave of consolidations among regional banks, and even a few

                         MEASURING BOTH RISK AND RETURN
            Bartlett Basic Value Fund vs. Standard & Poor's 500 Index
                           May 1983 to September 1995

        Bar chart in which vertical axis above horizontal axis shows return; vertical axis below horizontal axis shows risk. Data points are:

                               Bartlett
                                Basic          S&P
                                Value          500
                                Fund          Index

                Return           11.6%         14.3%

                Risk             11.1%         14.5%



This chart compares the historical average annual total return and the risk (as measured by the standard deviation) of the Bartlett Basic Fund and The
Standard & Poor's 500 Index from May 1983 to September 30, 1995. The S&P 500 Index is an unmanaged index of common stocks widely used as a measure of stock market activity.

Standard deviation is a statistical measure of volatility often used as a measure of risk. In general, the greater the standard deviation, the greater the tendency to vary from the average annual total return. By comparing the magnitude of the standard deviations, the relative volatility of each investment can be determined. A lower standard deviation reflects lower volatility.

The average annual total return figures assume the reinvestment of dividends.

Of course, past performance is no guarantee of future results. The principal value and investment returns of the Fund fluctuate so that upon redemption you may receive more or less than your original investment.

national rivals, has pushed their stock prices higher. These mergers appear to be prompted by a number of factors, including increased competition for deposits and potential cost savings from eliminating duplicate operations.

Of course, finding apparent bargains during a market rally requires patience and attention to detail. As investors rush to jump aboard pace-setting issues, other segments of the marketplace may be overlooked. It is there, among the energy companies, auto makers and other industrial firms, that we have positioned your Fund's holdings.

This strategy has enabled us to keep pace with the broader market gains, while incurring less volatility than the popular index. We believe this value-based approach to investing will serve our shareholders well when a market correction comes along.


/s/ James A. Miller

James A. Miller, CFA
Portfolio Manager


/s/ Woodrow H. Uible

Woodrow H. Uible, CFA
Portfolio Manager

*The Standard & Poor's 500 Index is an unmanaged index of common stocks. The returns for the index do not include any expenses or transaction costs. The returns for the Fund include such expenses.

                          LARGEST INDUSTRY ALLOCATIONS
            Barlett Basic Value Fund vs. Standard & Poor's 500 Index
                               September 30, 1995

        Bar chart in which vertical axis shows percent of total equity portfolio; horizontal axis shows six industry allocations for Bartlett Basic Value Fund and Standard & Poor's 500 Index. Data points are:


                                        FUND            S&P 500
Financial                               24%               10%
Consumer Cyclical                       20%               12%
Basic Industry                          18%               13%
Consumer Staples                         9%               15%
Energy                                   7%               10%
Technology/Defense                       5%               12%

================================================================================

                                    BARTLETT
                                  FIXED INCOME
                                  FUND REPORT

================================================================================

The bond market stopped to catch its breath over the summer after consecutive strong quarterly performances in the first half of the year. After falling significantly last spring, yields stabilized in the third quarter.

For the six-month period ended September 30, your investment in the Bartlett Fixed Income Fund gained 6.13%, versus a 6.73% increase for the Lehman Brothers Intermediate Government/Corporate Bond Index*. For the trailing 12 months, the Fund rose 9.8%, while the Index returned 11.3%. Our value-based investment approach, which is inherently defensive and conservative, tends to outperform the broader market during depressed cycles, and underperform during strong rallies. Fund total returns include transaction costs and expenses, while the Index returns do not.

After a volatile performance through the first half of 1995, the bond market settled into a more comfortable pace over the summer. This could be attributed to the doldrums typically associated with bond market summers, though it also reflects a certain wait-and-see attitude regarding the strength of the economy and the future course of U.S. fiscal policy.

POLICY MAKERS HOLD THE KEY

There appears to be little consensus about whether or not the economy is picking up steam. The general belief is the Federal Reserve is waiting to see if Congress or the White House decides to reduce the deficit by shrinking federal spending. Such a move would likely slow economic growth. Policy makers have hinted that any meaningful progress on the budget front could prompt another round of interest rate cuts.

MORTGAGE BONDS FARE WELL

We continue to favor mortgage-backed securities, which accounted for just over one-third of the Fund's portfolio on September 30. We believe these securities offer excellent value, particularly when compared to the corporate debt alternatives. Mortgage securities, which didn't fare as well when interest rates were falling during the second quarter of 1995, performed admirably as interest rates stabilized over the summer. We expect mortgage bonds to continue to add value going forward.

As always, we will endeavor to structure the portfolio of the Bartlett Fixed Income Fund with what we believe to be the best blend of risk/reward characteristics under prevailing market conditions.


                             PORTFOLIO COMPOSITION
                           Bartlett Fixed Income Fund
                               September 30, 1995

[Pie chart with the following percentages:]


U.S. Government Obligations                                             36%
Mortgage Backed Securities                                              36%
Corporate Bonds                                                         17%
U.S. Government Agencies                                                 6%
Cash Equivalents                                                         5%


                              PORTFOLIO HIGHLIGHTS

Weighted Average Credit Quality                                        AAA
Weighted Average Portfolio Maturity                                    4.7 Years
Weighted Average Portfolio Duration                                    3.5 Years


/s/ Dale H. Rabiner                                 /s/ R. Stuart Crickmer

Dale H. Rabiner, CFA                                R. Stuart Crickmer, CPA, CFA
Portfolio Manager                                   Fixed Income Analyst


*The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index of intermediate-term bonds. The returns for the Index do not include any expenses or transaction costs. The returns of the Fund include such expenses.

================================================================================

                                    BARTLETT
                                SHORT TERM BOND
                                  FUND REPORT

================================================================================

After declining significantly during the first half of the calendar year, interest rates remained relatively unchanged over the summer. Returns for the Fund were essentially driven by income received from bond interest payments, since actual bond prices changed very little.

For the six months ended September 30, the Bartlett Short Term Bond Fund returned 4.51%, versus 4.76% for the Merrill Lynch 1-3 year Government Bond Index*, a representative short-term index. The slight disparity can be attributed to the portfolio's position in mortgage-backed securities and expenses associated with operating the Fund.

For the 12 months ended September 30, the Fund gained 6.32%. By comparison, the Merrill Lynch Index returned 8.28%. The disparity can be traced to the Fund portfolio's position in mortgage-backed securities, which were hurt by concerns about mortgage prepayments. In our opinion, those concerns are overblown. We continue to believe mortgage-backed bonds offer superior value to corporate bonds. At September 30, the Fund had approximately 50% of its assets invested in mortgages.

The Fund's 30-day yield (annualized) was 5.84% on September 30, compared to 5.65% on June 30.


                             PORTFOLIO COMPOSITION
                         Bartlett Short Term Bond Fund
                               September 30, 1995

[Pie chart with the following percentages:]

                    Mortgage Backed Securities          50%
                    U.S. Government Obligations         19%
                    Corporate Bonds                     15%
                    U.S. Government Agencies            11%
                    Cash Equivalents                     5%



                              PORTFOLIO HIGHLIGHTS

Weighted Average Credit Quality                                        AAA
Weighted Average Portfolio Maturity                                    3.6 Years
Weighted Average Portfolio Duration                                    2.5 Years

*The Merrill Lynch 1-3 Year Government Bond Index is an unmanaged index of short-term government bonds. The returns for the Index do not include any expenses or transaction costs. The returns for the Fund include such expenses.

================================================================================

                                    BARTLETT
                                 CASH RESERVES
                                  FUND REPORT

================================================================================


Returns for the Bartlett Cash Reserves Fund followed the declining yields on money market instruments during the past six months.

With the economy apparently on track for modest growth and inflation in check, the Federal Reserve has enough ammunition to hold the Federal Funds rate steady for the immediate future.

Over the past six months, we extended the Bartlett Cash Reserve Fund portfolio's average weighted maturity to guard against falling short-term interest rates. At September 30, the average weighted maturity stood at 54 days, compared to 32 days at March 31.

The average 30-day discounted yield for the Fund's top-tier commercial paper was 5.73% at September 30, compared to 5.98% six months ago. Short-term interest rates have gradually declined over the past six months. The yield on the three-month Treasury bill was 5.41% on September 30, down from 5.84% six months ago. Yields on other short-term instruments have posted similar declines.

For the six months ended September 30, the Fund paid income dividends of 2.57 cents per share, which translates into a net annualized yield of 5.14%. If all monthly dividends were reinvested, shareholders received an effective annualized return of 5.19%. The Bartlett Cash Reserves Fund 7-day current yield on September 30 was 5.00%.


                              /s/ Dale H. Rabiner

                              Dale H. Rabiner, CFA
                               Portfolio Manager


/s/ R. Stuart Crickmer                                      /s/ Troy R. Snider

R. Stuart Crickmer, CPA, CFA                                Troy R. Snider, CFA
Fixed Income Analyst                                        Fixed Income Analyst

The Bartlett Cash Reserves Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

================================================================================

                                  GROWTH OF A
                                    $10,000
                                   INVESTMENT

================================================================================

The following graphs compare each Fund's total return against that of the most closely matched broad-based securities market index.

The lines illustrate the cumulative total return of an initial $10,000 investment for the period indicated. The line for each Bartlett Mutual Fund represents the total return AFTER deducting all Fund investment management expenses, operating expenses (such as legal and audit fees and shareholder and Fund accounting expenses) and the transaction costs of buying and selling securities. The line representing the securities market index (which is, in each case, an unmanaged index) does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.

The Bartlett Cash Reserves Fund is excluded from these graphs because it does not have a variable share price.

                         Growth of a $10,000 Investment
                       BARTLETT VALUE INTERNATIONAL FUND
                  October 31, 1989 through September 30, 1995

                         AVERAGE ANNUAL TOTAL RETURNS*
                      For periods ended September 30, 1995

            1 Year      3 Years     5 Years     Life of the Fund
                                                (since 10/06/89)
            ----------------------------------------------------
             3.9%        11.4%       11.9%            6.8%
            ----------------------------------------------------



                   Bartlett Value International Fund
                                  VS
                   Europe, Australia, Far East Index

                DATE            BVI                 EAFE
                10/31/89        10,000             10,000
                12/31/89        10,958             10,891
                03/31/90        10,796              8,737
                06/30/90        11,226              9,572
                09/30/90         9,074              7,543
                12/31/90         9,367              8,337
                03/31/91        10,381              8,958
                06/30/91         9,970              8,469
                09/30/91        10,972              9,195
                12/31/91        11,380              9,350
                03/31/92        11,614              8,241
                06/30/92        12,351              8,414
                09/30/92        11,526              8,541
                12/31/92        11,172              8,212
                03/31/93        11,929              9,196
                06/30/93        12,153             10,121
                09/30/93        13,413             10,793
                12/31/93        14,674             10,886
                03/31/94        14,841             11,266
                06/30/94        14,555             11,844
                09/30/94        15,331             11,862
                12/31/94        14,597             11,741
                03/31/95        14,666             11,960
                06/30/95        15,271             12,048
                09/30/95        15,928             12,556



The Europe, Australia, Far East (EAFE) Index is a broad-based index administered by Morgan Stanley Capital International and is composed of select common stocks of companies based outside the United States and including Europe, Australia, and the Far East. It is often used to measure international stock market activity. The index does not include any expenses or transaction costs associated with buying and selling stocks within the index. The total returns for the Bartlett Value International Fund are quoted after deducting Fund expenses and transaction costs, and assume the reinvestment of all distributions. The performance figures reflect the periodic absorption of some expenses of the Fund through the waiver of management fees. Had a portion of these fees not been waived, the Fund's total returns would have been slightly lower.

The Standard & Poor's 500 Index is a broad-based unmanaged index of common stocks commonly used to measure general stock market activity. The index does not include any expenses or transaction costs associated with buying and selling stocks within the index. The total returns for the Bartlett Basic Value Fund are quoted after deducting Fund expenses and transaction costs, and assume the reinvestment of all distributions.


                         Growth of a $10,000 Investment
                           BARTLETT BASIC VALUE FUND
                    May 31, 1983 through September 30, 1995

                         AVERAGE ANNUAL TOTAL RETURNS*
                      For periods ended September 30, 1995

            1 Year      3 Years     5 Years     10 Years    Life of the Fund
                                                            (since 05/05/83)
            ----------------------------------------------------------------
            21.6%        13.0%       16.1%       11.6%           11.6%
            ----------------------------------------------------------------



                          BARTLETT BASIC VALUE FUND
                                      VS
                         STANDARD & POOR'S 500 INDEX

                DATE            BBV              S&P
                05/31/83        10,000          10,000
                06/30/83        10,080          10,379
                09/30/83        10,261          10,362
                12/31/83        10,544          10,407
                03/31/84        10,668          10,156
                06/30/84        10,647           9,892
                09/30/84        11,089          10,847
                12/31/84        11,431          11,042
                03/31/85        12,202          12,059
                06/30/85        12,717          12,935
                09/30/85        13,000          12,400
                12/31/85        14,319          14,529
                03/31/86        16,194          16,572
                06/30/86        16,811          17,518
                09/30/86        16,276          16,300
                12/31/86        16,276          17,178
                03/31/87        18,037          20,840
                06/30/87        18,830          21,913
                09/30/87        19,616          23,360
                12/31/87        15,665          18,067
                03/31/88        17,813          19,105
                06/30/88        18,686          20,355
                09/30/88        19,221          20,429
                12/31/88        19,781          21,047
                03/31/89        20,593          22,524
                06/30/89        21,577          24,503
                09/30/89        22,703          27,113
                12/31/89        22,088          27,656
                03/31/90        21,930          26,812
                06/30/90        22,730          28,502
                09/30/90        18,460          24,568
                12/31/90        19,967          26,776
                03/31/91        23,310          30,674
                06/30/91        22,792          30,610
                09/30/91        24,173          32,248
                12/31/91        25,151          34,948
                03/31/92        25,624          34,056
                06/30/92        26,575          34,715
                09/30/92        26,939          35,795
                12/31/92        27,726          37,624
                03/31/93        29,268          39,268
                06/30/93        28,911          39,458
                09/30/93        30,008          40,476
                12/31/93        30,957          41,417
                03/31/94        30,268          39,848
                06/30/94        30,573          40,015
                09/30/94        31,982          41,972
                12/31/94        31,082          41,966
                03/31/95        34,102          46,052
                06/30/95        36,518          50,450
                09/30/95        38,838          54,461


The Lehman Brothers Intermediate Government/Corporate Bond Index is a broad-based unmanaged index of intermediate-term bonds often used to measure bond market activity. The index does not include any expenses or transaction costs associated with buying and selling bonds within the index. The total returns for the Bartlett Fixed Income Fund are quoted after deducting Fund expenses and transaction costs, and assume the reinvestment of all distributions.

                         Growth of a $10,000 Investment
                           BARTLETT FIXED INCOME FUND
                   April 22, 1986 through September 30, 1995

                         AVERAGE ANNUAL TOTAL RETURNS*
                      For periods ended September 30, 1995

30-Day Yield            1 Year      3 Years     5 Years     Life of the Fund
(Annualized)                                                (since 04/22/86)
----------------------------------------------------------------------------
   5.78%                 9.8%         4.5%       7.2%             7.6%
----------------------------------------------------------------------------


                          BARTLETT FIXED INCOME FUND
                                      VS
                         LEHMAN BROTHERS INTERMEDIATE
                             GOVERNMENT/CORPORATE
                                  BOND INDEX
      DATE                      BFIF                            LBIGC
      04/22/86                  10,000                          10,000
      06/30/86                  10,151                          10,133
      09/30/86                  10,473                          10,381
      12/31/86                  10,799                          10,652
      03/31/87                  11,059                          10,793
      06/30/87                  10,949                          10,699
      09/30/87                  10,800                          10,557
      12/31/87                  11,096                          11,042
      03/31/88                  11,546                          11,407
      06/30/88                  11,714                          11,518
      09/30/88                  11,935                          11,711
      12/31/88                  11,952                          11,779
      03/31/89                  12,104                          11,904
      06/30/89                  12,879                          12,696
      09/30/89                  13,024                          12,849
      12/31/89                  13,463                          13,283
      03/31/90                  13,323                          13,263
      06/30/90                  13,711                          13,688
      09/30/90                  13,739                          13,928
      12/31/90                  14,276                          14,499
      03/31/91                  14,636                          14,863
      06/30/91                  14,879                          15,128
      09/30/91                  15,569                          15,858
      12/31/91                  16,325                          16,619
      03/31/92                  16,168                          16,468
      06/30/92                  16,836                          17,120
      09/30/92                  17,520                          17,875
      12/31/92                  17,456                          17,811
      03/31/93                  18,078                          18,517
      06/30/93                  18,362                          18,917
      09/30/93                  18,752                          19,343
      12/31/93                  18,664                          19,375
      03/31/94                  18,385                          18,982
      06/30/94                  18,137                          18,868
      09/30/94                  18,198                          19,022
      12/31/94                  18,130                          19,001
      03/31/95                  18,828                          19,832
      06/30/95                  19,636                          20,823
      09/30/95                  19,981                          21,166



                         Growth of a $10,000 Investment
                         BARTLETT SHORT TERM BOND FUND
                  February 4, 1994 through September 30, 1995

                         AVERAGE ANNUAL TOTAL RETURNS*
                      For periods ended September 30, 1995

            30-Day Yield            1 Year      Life of the Fund
            (Annualized)                        (since 02/04/94)
            ----------------------------------------------------
               5.84%                 6.3%             4.3%
            ----------------------------------------------------


                             BARTLETT SHORT TERM
                                  BOND FUND
                                      VS
                            MERRILL LYNCH 1-3 YEAR
                            GOVERNMENT BOND INDEX

                Date               BSBF                         Merrill
                02/04/94           10,000                       10,000
                03/31/94           10,004                        9,911
                06/30/94           10,028                        9,919
                09/30/94           10,089                       10,017
                12/31/94            9,999                       10,017
                03/31/95           10,262                       10,353
                06/30/95           10,540                       10,685
                09/30/95           10,726                       10,847


The Merrill Lynch 1-3 Year Government Bond Index is a broad-based unmanaged index of U.S. Treasury bonds with maturities of 1-3 years. The index does not include any expenses or transaction costs associated with buying and selling bonds within the index. The total returns for the Bartlett Short Term Bond Fund are quoted after deducting Fund expenses and transaction costs and assume the reinvestment of all distributions. The Fund also may invest in securities of lower credit quality, which generally have greater yields than U.S. Treasury securities of similar maturities.

--------------------------------------------------------------------------------
* The average annual total return numbers and line graphs on pages 8 and 9 represent only past performance and are not a guarantee of future results. As the graphs illustrate, the share price of the Funds fluctuate and, upon redemption, you may receive more or less than your original investment.
--------------------------------------------------------------------------------

================================================================================

                           PORTFOLIOS OF INVESTMENTS

================================================================================

                       BARTLETT VALUE INTERNATIONAL FUND
                      As of September 30, 1995 (Unaudited)

                                                                        Market
                                                        Shares          Value
================================================================================
COMMON STOCK-94.33%
--------------------------------------------------------------------------------
Argentina-2.16%
  YPF Sociedad Anonima SA (ADR)
  (Energy, Oil & Gas)                                    81,600       $1,468,800
--------------------------------------------------------------------------------
Australia-7.04%
  Brambles Industries Ltd.
  (Transport Services)                                  162,800        1,788,660
  Burns Philp & Company Ltd.
  (Food, Manufacturing)                                 712,190        1,506,825
  National Australia Bank (ADR)
  (Banking)                                              33,600        1,491,000
                                                                      ----------
                                                                       4,786,485
--------------------------------------------------------------------------------
Canada-2.39%
  Hudson's Bay Co.
  (Retailing)                                            83,000        1,623,026
--------------------------------------------------------------------------------
Chile-1.86%
  Sociedad Quimica
  Minera de Chile (ADR)
  (Chemicals)                                            28,900        1,264,375
--------------------------------------------------------------------------------
Finland-5.35%
  Metro OY - "B" Shares
  (Engineering, Construction)                            42,000        1,946,037
  Tampella AB*
  (Paper Products)                                      527,000        1,689,537
                                                                      ----------
                                                                       3,635,574
--------------------------------------------------------------------------------
France-8.60%
  Alcatel Althsom
  (Capital Goods)                                         6,700          563,367
  Alcatel Althsom (ADR)
  (Capital Goods)                                        61,600        1,047,200
  Essilor International
  (Consumer Goods)                                        7,400        1,262,183
  St. Gobain
  (Glass/Building Materials)                             11,634        1,417,398
  Total Co. Francaise Petrole-B
  (Energy)                                               11,200          677,713
  Total SA (ADR)
  (Energy)                                               29,100          876,637
                                                                      ----------
                                                                       5,844,498
--------------------------------------------------------------------------------
Germany-4.74%
  Bayer AG
  (Chemicals)                                             6,630        1,691,777
  Deutsche Lufthansa AG
  (Air Transportation)                                   11,000        1,526,814
                                                                      ----------
                                                                       3,218,591
--------------------------------------------------------------------------------
Hong Kong-3.13%
  Hutchison Wampoa
  (Real Estate/Communications)                          222,000      $ 1,203,026
  Wo Kee Hong Holdings Ltd.
  (Retail)                                            4,000,000          920,849
                                                                      ----------
                                                                       2,123,875
--------------------------------------------------------------------------------
India-2.25%
  Morgan Stanley India Investment Fund
  (Closed-End Mutual Fund)                              147,000        1,525,125
--------------------------------------------------------------------------------
Ireland-1.93%
  Allied Irish Banks PLC (ADR)
  (Banking)                                              43,800        1,314,000
--------------------------------------------------------------------------------
Italy-5.32%
  Istituto Mobiliare SpA (ADR)
  (Banking)                                              88,700        1,618,775
  Sasib SpA - Savings Shares
  (Capital Goods)                                       352,000          918,698
  STET - Savings Shares
  (Communications)                                      462,715        1,078,327
                                                                      ----------
                                                                       3,615,800
--------------------------------------------------------------------------------
Japan-11.20%
  Canon Inc.
  (Visual Image Equipment)                               86,000        1,528,390
  Fujitsu Ltd.
  (Computers)                                           136,000        1,706,913
  Ito-Yokado (ADR)
  (Retailing)                                             6,700        1,475,675
  Matsushita Electric Industries
  (Consumer Electronics Equip.)                          83,000        1,266,730
  Rohm Company
  (Electronics)                                          26,000        1,634,219
                                                                      ----------
                                                                       7,611,927
--------------------------------------------------------------------------------
Korea-2.12%
  Korea Fund Inc.
  (Closed-End Mutual Fund)                               65,000        1,438,125
--------------------------------------------------------------------------------
Netherlands-2.17%
  Koninklijke Ahold NV (ADR)
  (Grocery Retailing)                                    39,046        1,473,987
--------------------------------------------------------------------------------

                      As of September 30, 1995 (Unaudited)

                                                                        Market
                                                        Shares          Value
================================================================================
Norway-4.65%
  Hafslund Nycomed Cl.B (ADR)
  (Health)                                               60,500      $ 1,603,250
  Kvaerner Cl. A Free Shares
  (Shipbuilding)                                         36,800        1,559,272
                                                                     -----------
                                                                       3,162,522
--------------------------------------------------------------------------------
Portugal-1.42%
  Portugal Fund Inc.
  (Closed-End Mutual Fund)                               79,000          967,750
--------------------------------------------------------------------------------
Singapore-5.14%
  Dairy Farm Intl. Holdings Ltd.
  (Food Retailing)                                    2,148,000        1,868,760
  Jurong Shipyard, Ltd.
  (Shipbuilding)                                        227,000        1,624,842
                                                                     -----------
                                                                       3,493,602
--------------------------------------------------------------------------------
Spain-6.07%
  Banco Santander SA Reg
  (Banking)                                              20,356          855,252
  Repsol SA (ADR)
  (Energy)                                               49,800        1,581,150
  Telefonica de Espana SA (ADR)
  (Communications)                                       40,850        1,690,169
                                                                     -----------
                                                                       4,126,571
--------------------------------------------------------------------------------
Sweden-4.24%
  AGA AB-"B" Free Shares
  (Gas Supplier)                                         99,000        1,293,454
  Atlas Copco AB-"A" Free Shares
  (Construction/Mining
    Manufacturer)                                        95,000        1,584,065
                                                                     -----------
                                                                       2,877,519
--------------------------------------------------------------------------------
Switzerland-2.81%
  Sandoz AG
  (Pharmaceuticals)                                       2,500        1,906,908
--------------------------------------------------------------------------------
Taiwan-2.11%
  Taiwan Fund Inc.
  (Closed-End Mutual Fund)                               64,125        1,434,797
--------------------------------------------------------------------------------
United Kingdom-7.63%
  Cadbury Schweppes PLC (ADR)
  (Beverages)                                            55,000      $ 1,694,688
  Grand Metropolitan PLC (ADR)
  (Consumer Goods)                                       64,300        1,800,400
  Tomkins PLC (ADR)
  (Diversified)                                         104,600        1,686,675
                                                                     -----------
                                                                       5,181,763
--------------------------------------------------------------------------------
TOTAL COMMON STOCK                                                   $64,095,620
--------------------------------------------------------------------------------
  (Cost-$58,182,740)

                                                        Face            Market
                                                       Amount           Value
================================================================================
COMMERCIAL PAPER-5.15%
--------------------------------------------------------------------------------
  Associates Corp. of North America
  5.47%, 10/4/95                                     $2,000,000      $ 2,000,000
  Ford Motor Credit Corp.
  5.50%, 10/11/95                                     1,500,000        1,500,000
--------------------------------------------------------------------------------
  TOTAL COMMERCIAL PAPER                                             $ 3,500,000
--------------------------------------------------------------------------------
  (Cost-$3,500,000)

                                                                       Market
                                                        Shares          Value
================================================================================
INVESTMENT COMPANIES-0.85%
--------------------------------------------------------------------------------
  Highmark Government
  Obligations Fund                                       578,374     $   578,374
--------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES                                           $   578,374
--------------------------------------------------------------------------------
  (Cost-$578,374)
TOTAL INVESTMENTS AT VALUE-100.33%                                   $68,173,994
--------------------------------------------------------------------------------
  (Cost-$62,261,114)
ALL OTHER ASSETS LESS LIABILITIES-(0.33%)                               (227,414)
--------------------------------------------------------------------------------
NET ASSETS-100.00%                                                   $67,946,580
--------------------------------------------------------------------------------

*Non-dividend paying investment.
 See accompanying notes to financial statements.

                           BARTLETT BASIC VALUE FUND
                      As of September 30, 1995 (Unaudited)

                                                                        Market
                                                        Shares          Value
================================================================================
COMMON STOCK-87.48%
--------------------------------------------------------------------------------
Aerospace/Defense - 4.65%
  Lockheed Martin Corp.                                  46,000     $  3,087,750
  Raytheon Co.                                           29,000        2,465,000
                                                                    ------------
                                                                       5,552,750
--------------------------------------------------------------------------------
Air Transportation - 1.64%
  AMR Corp.*                                             27,150        1,958,194
--------------------------------------------------------------------------------
Apparel - 2.42%
  Kellwood Co.                                          140,000        2,887,500
--------------------------------------------------------------------------------
Automobiles & Auto Parts - 3.10%
  Ford Motor Co.                                         25,000          778,125
  General Motors Corp.                                   62,275        2,919,141
                                                                    ------------
                                                                       3,697,266
--------------------------------------------------------------------------------
Broadcasting - 5.07%
  Multimedia, Inc.                                       86,000        3,751,750
  Time Warner, Inc.                                      58,000        2,305,500
                                                                    ------------
                                                                       6,057,250
--------------------------------------------------------------------------------
Chemicals - 1.73%
  Bayer AG (ADR)                                         80,500        2,072,875
--------------------------------------------------------------------------------
Communications - 1.56%
  Telefonica de Espana SA (ADR)                          45,100        1,866,012
--------------------------------------------------------------------------------
Diversified - 6.89%
  Canadian Pacific Ltd.(ADR)                            107,050        1,712,800
  Hanson PLC (ADR)                                      103,750        1,685,937
  ITT Corp.                                              22,125        2,743,500
  Tenneco, Inc.                                          45,000        2,081,250
                                                                    ------------
                                                                       8,223,487
--------------------------------------------------------------------------------
Energy - 6.34%
  Cabot Oil & Gas Corp., Class A                        140,700        1,917,037
  Phillips Petroleum Co.                                 65,000        2,112,500
  Southwestern Energy Co.                               125,000        1,703,125
  Total SA (ADR)                                         61,000        1,837,625
                                                                    ------------
                                                                       7,570,287
--------------------------------------------------------------------------------
Financial Services - 20.89%
  CCB Financial Corp.                                    57,200        2,917,200
  Chase Manhattan Corp.                                  13,600          831,300
  Federal National Mtg. Assoc.                           25,000        2,587,500
  First America Bank Corp.                               43,650        1,876,950
  First Tennessee National Corp.                         30,469        1,687,221
  Loews Corp.                                            20,500        2,982,750
  MBIA, Inc.                                             34,300        2,418,150
  PMC Capital, Inc.                                      20,000          237,500
  Regions Financial Corp.                                49,185        1,998,141
  Salomon, Inc.                                          30,000        1,147,500
  State Auto Financial Corp.                             79,800        1,790,512
  Torchmark Corp.                                        50,500        2,127,313
  U.S. Trust Corp.                                       20,000          925,000
  Washington Fed., Inc.                                  60,000        1,413,750
                                                                    ------------
                                                                      24,940,787
--------------------------------------------------------------------------------
Food & Beverage - 3.53%
  Archer-Daniels-Midland                                141,015      $ 2,168,106
  Guinness PLC (ADR)                                     50,000        2,043,750
                                                                    ------------
                                                                       4,211,856
--------------------------------------------------------------------------------
Health Care - 2.85%
  Bristol Myers-Squibb Co.                               16,000        1,166,000
  Merck & Co., Inc.                                      40,000        2,240,000
                                                                    ------------
                                                                       3,406,000
--------------------------------------------------------------------------------
Housewares - 1.88%
  National Presto Ind., Inc.                             50,000        2,243,750
--------------------------------------------------------------------------------
Machinery - 2.51%
  Kaydon Corp.                                           40,000        1,180,000
  York International                                     43,000        1,811,375
                                                                    ------------
                                                                       2,991,375
--------------------------------------------------------------------------------
Manufactured Housing - 1.66%
  Fleetwood Enterprises, Inc.                           100,000        1,987,500
--------------------------------------------------------------------------------
Metals & Mining - 1.80%
  Potash Corp. of Saskatchewan (ADR)                     34,600        2,153,850
--------------------------------------------------------------------------------
Paper - 1.24%
  Wausau Paper Mills Co.                                 61,721        1,481,304
--------------------------------------------------------------------------------
Railroad - 2.32%
  Kansas City Southern Inds.                             61,000        2,775,500
--------------------------------------------------------------------------------
Retailing - 1.78%
  Federated Dept. Stores                                 75,000        2,128,125
--------------------------------------------------------------------------------
Security Services - 1.27%
  ADT, Ltd. (ADR)                                       110,000        1,512,500
--------------------------------------------------------------------------------
Steel Products - 1.63%
  British Steel PLC (ADR)                                68,000        1,946,500
--------------------------------------------------------------------------------
Tobacco - 2.69%
  Philip Morris Cos., Inc.                               23,000        1,920,500
  RJR Nabisco Holdings                                   40,000        1,295,000
                                                                    ------------
                                                                       3,215,500
--------------------------------------------------------------------------------
Toys - 1.17%
  Toys 'R' Us, Inc.                                      51,700        1,395,900
--------------------------------------------------------------------------------
Utilities - 3.00%
  KU Energy, Inc.                                        51,300        1,487,700
  NIPSCO Ind., Inc.                                      60,000        2,092,500
                                                                    ------------
                                                                       3,580,200
--------------------------------------------------------------------------------
Other Common Stock - 3.86%
  ROC Communities (REIT)                                 50,000        1,156,250
  Royce Value Trust, Inc.
  (Closed-End Mutual Fund)                              255,568        3,450,168
                                                                    ------------
                                                                       4,606,418
--------------------------------------------------------------------------------
TOTAL COMMON STOCK                                                  $104,462,686
--------------------------------------------------------------------------------
  (Cost $76,014,361)
--------------------------------------------------------------------------------
PREFERRED STOCK-0.73%
  J.P. Morgan Co., Adj. Rate Pfd. "A"                    12,000     $    876,000
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCK                                               $    876,000
--------------------------------------------------------------------------------
  (Cost $738,250)

                      As of September 30, 1995 (Unaudited)

                                                         Face           Market
                                                        Amount          Value
================================================================================
CORPORATE BONDS - 1.68%
--------------------------------------------------------------------------------
  Merrill Lynch
  6.14%, 1/26/00                                     $2,000,000     $  2,000,600
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS                                               $  2,000,600
--------------------------------------------------------------------------------
  (Cost $1,977,980)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.67%
--------------------------------------------------------------------------------
  Federal National
  Mortgage Assn.
  Floating Rate Notes
  5.725%, 10/30/95                                   $2,000,000     $  2,000,000
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                            $  2,000,000
--------------------------------------------------------------------------------
  (Cost $1,999,980)
--------------------------------------------------------------------------------
COMMERCIAL PAPER - 6.99%
--------------------------------------------------------------------------------
  Sears Roebuck Corp.
  5.75%, 10/4/95                                     $3,500,000     $  3,498,882
  Snap-On Tools, Inc.
  6.00%, 10/3/95                                      1,350,000        1,349,775
  UPS, Inc.
  6.50%, 10/2/95                                      3,500,000        3,500,000
--------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER                                              $  8,348,657
--------------------------------------------------------------------------------
  (Cost $8,338,819)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 1.17%
--------------------------------------------------------------------------------
  The Provident Bank,
  6.25%, issued 9/29/95,
  due 10/2/95, collateralized by
  U.S. Treasury Bills,
  (par value $1,435,000,
  due 11/24/95) (repurchase
  proceeds $1,393,726)                               $1,393,000     $  1,393,000
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT                                          $  1,393,000
--------------------------------------------------------------------------------
  (Cost $1,393,000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE -99.72%                                  $119,080,943
--------------------------------------------------------------------------------
  (Cost $90,462,390)
--------------------------------------------------------------------------------
ALL OTHER ASSETS LESS LIABILITIES - .28%                            $    334,771
--------------------------------------------------------------------------------
NET ASSETS-100.00%                                                  $119,415,714
--------------------------------------------------------------------------------

*Non-dividend paying investment.
 See accompanying notes to financial statements.


================================================================================
                           BARTLETT FIXED INCOME FUND
                      As of September 30, 1995 (Unaudited)

                                                         Face           Market
                                                        Amount          Value
================================================================================
U.S. GOVERNMENT AND
AGENCIES OBLIGATIONS
-77.85%
--------------------------------------------------------------------------------
U.S. Treasury Obligations
- 36.45%
--------------------------------------------------------------------------------
  U.S. Treasury Note
  7.875%, 04/15/98                                  $ 7,000,000      $ 7,320,467
  U.S. Treasury Note
  6.875%, 08/31/99                                    5,000,000        5,149,220
  U.S. Treasury Note
  7.500%, 10/31/99                                    6,175,000        6,500,151
  U.S. Treasury Note
  7.125%, 02/29/00                                    4,000,000        4,166,252
  U.S. Treasury Note Strips
  0.000%, 08/15/03                                    5,000,000        3,084,000
  U.S. Treasury Note
  5.875%, 02/15/04                                    2,000,000        1,956,562
  U.S. Treasury Note
  7.250%, 05/15/04                                    5,000,000        5,336,720
                                                                     -----------
                                                                      33,513,372
--------------------------------------------------------------------------------
U.S. Government Agency Obligations
-5.83%
--------------------------------------------------------------------------------
  Federal Home Loan Banks
  Inverse French Franc
  Pibor-Indexed
  Consolidated Bonds
  5.331%, 02/09/96                                  $ 1,200,000      $ 1,201,500
  Federal Home Loan Banks
  Inverse French Franc
  Pibor-Indexed
  Consolidated Bonds
  4.688%, 06/29/98                                    4,275,000        4,157,438
                                                                     -----------
                                                                       5,358,938
--------------------------------------------------------------------------------
Mortgage-Backed Obligations
-35.57%
--------------------------------------------------------------------------------
  Federal National Mortgage
  Assn.-REMIC CMO
  6.500%, 09/25/08                                  $   537,194      $   538,369
  Federal National Mortgage
  Assn.-REMIC CMO
  7.000%, 09/25/20                                    2,250,000        2,287,969
  Government National
  Mortgage Assn.
  7.500%, 03/15/17-08/15/24                          15,214,952       15,386,120

                      As of September 30, 1995 (Unaudited)

                                                         Face           Market
                                                        Amount          Value
================================================================================
  Government National
  Mortgage Assn.
  8.000%, 06/15/22-07/15/25                         $14,075,432      $14,493,303
                                                                     -----------
                                                                      32,705,761
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND
AGENCIES OBLIGATIONS                                                 $71,578,071
--------------------------------------------------------------------------------
  (Cost-$70,485,950)
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS
-16.78%
--------------------------------------------------------------------------------
  Associates Corp. of N. Amer.
  6.750%, 07/15/97                                  $ 4,000,000      $ 4,038,000
  General Motors Acc. Corp.
  7.000%, 08/19/97                                    4,250,000        4,306,525
  Merrill Lynch
  8.230%, 04/30/02                                    1,100,000        1,132,560
  Pepsico Corp.
  Step Up Rate Note
  7.000%, 10/14/99                                    5,900,000        5,950,740
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS                                          $15,427,825
--------------------------------------------------------------------------------
  (Cost-$15,325,387)
--------------------------------------------------------------------------------
COMMERCIAL PAPER - 3.26%
  Sears Roebuck Acc. Corp.
  5.75%, 10/04/95                                   $ 3,000,000      $ 2,999,041
--------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER                                               $ 2,999,041
--------------------------------------------------------------------------------
  (Cost $2,996,646)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
-0.77%
--------------------------------------------------------------------------------
  The Provident Bank,
  6.25%, issued 9/29/95,
  due 10/2/95, collateralized
  by U.S. Treasury Bills
  (par value $735,000,
  due 11/24/95) (repurchase
  proceeds $709,369)                                $   709,000      $   709,000
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT                                           $   709,000
--------------------------------------------------------------------------------
  (Cost-$709,000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE
-98.66%                                                              $90,713,937
--------------------------------------------------------------------------------
  (Cost $89,516,983)
--------------------------------------------------------------------------------
ALL OTHER ASSETS LESS LIABILITIES
-1.34%                                                               $ 1,228,758
--------------------------------------------------------------------------------
NET ASSETS-100.00%                                                   $91,942,695
================================================================================

See accompanying notes to financial statements.

================================================================================
                         BARTLETT SHORT TERM BOND FUND
                      As of September 30, 1995 (Unaudited)

                                                         Face           Market
                                                        Amount          Value
================================================================================
U.S. GOVERNMENT AND
AGENCIES OBLIGATIONS-79.67%
--------------------------------------------------------------------------------
U.S. Treasury Obligations- 19.30%
--------------------------------------------------------------------------------
  U.S. Treasury Note
  7.250%, 11/30/96                                  $1,000,000       $ 1,015,781
  U.S. Treasury Note (Strips)
  0.00%, 05/15/97                                    1,000,000           912,100
  U.S. Treasury Note (Strips)
  0.00%, 08/15/97                                    1,000,000           899,600
  U.S. Treasury Note
  6.500%, 08/15/97                                   1,000,000         1,011,250
  U.S. Treasury Note
  6.125%, 05/15/98                                   1,000,000         1,005,313
                                                                      ----------
                                                                       4,844,044
--------------------------------------------------------------------------------
U.S. Government Obligations-10.73%
--------------------------------------------------------------------------------
  Federal Home Loan Banks
  Inverse French Franc
  Pibor-Indexed
  Consolidated Bonds
  5.331%, 02/09/96                                  $  600,000        $  600,750
  Federal Home Loan Banks
  Libor-Indexed
  Consolidated Bonds
  5.70%, 04/15/98                                    1,500,000         1,485,000
  Federal Home Loan Banks
  Inverse French Franc
  Pibor-Indexed
  Consolidated Bonds
  4.688%, 06/29/98                                     625,000           607,812

                                                                       2,693,562
--------------------------------------------------------------------------------
Mortgage-Backed Obligations-49.64%
--------------------------------------------------------------------------------
  Federal National Mortgage
  Assn.-Step Up Note
  0.00%, 08/21/01                                   $1,250,000        $1,184,750
  Federal National Mortgage
  Assn.-REMIC CMO
  6.500%, 09/25/08                                     429,755           430,695
  Federal National Mortgage
  Assn.-REMIC CMO
  7.000%, 03/25/19                                     475,000           483,906
  Federal National Mortgage
  Assn.-REMIC CMO
  7.000%, 10/25/19                                     750,000           762,656
  Federal National Mortgage
  Assn.-REMIC CMO
  7.000%, 09/25/20                                     750,000           759,844
  Government National
  Mortgage Assn.
  9.000%, 3/15/20-9/15/22                              146,283           154,328
  Government National
  Mortgage Assn.
  8.000%, 1/15/23-7/15/25                            8,335,212         8,582,669
  Government National
  Mortgage Assn.
  7.500%, 5/15/24                                   $   99,691       $   100,813
                                                                     -----------
                                                                      12,459,661
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCIES OBLIGATIONS                       $19,997,267
--------------------------------------------------------------------------------
  (Cost-$19,849,878)
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS-14.77%
--------------------------------------------------------------------------------
  AT&T Capital Corp.
  7.66%, 01/30/97                                   $1,000,000       $ 1,021,700
  GMAC Med Term Note
  7.20%, 01/29/98                                    1,000,000         1,019,200
  Merrill Lynch
  Step Up Rate Note
  8.230%, 04/30/02                                     150,000           154,440
  Pepsico Corp.
  Step Up Rate Note
  7.000%, 10/14/99                                   1,500,000         1,512,900
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS                                          $ 3,708,240
--------------------------------------------------------------------------------
  (Cost-$3,697,504)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT-4.43%
--------------------------------------------------------------------------------
  The Provident Bank,
  6.25%, issued 9/29/95,
  due 10/2/95, collateralized
  by U.S. Treasury Bills,
  (par value $1,145,000,
  due 11/24/95) (repurchase
  proceeds $1,111,579)                              $1,111,000       $ 1,111,000
--------------------------------------------------------------------------------
  Total Repurchase Agreement                        $1,111,000
  (Cost-$1,111,000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE-98.87%                                    $24,816,507
--------------------------------------------------------------------------------
  (Cost-$24,658,382)
--------------------------------------------------------------------------------
ALL OTHER ASSETS LESS LIABILITIES
-1.13%                                                               $   283,523
--------------------------------------------------------------------------------
NET ASSETS-100.00%                                                   $25,100,030
================================================================================

See accompanying notes to financial statements.

================================================================================
                          BARTLETT CASH RESERVES FUND
                      As of September 30, 1995 (Unaudited)

                                                         Face           Market
                                                        Amount          Value
================================================================================
COMMERCIAL PAPER- 81.69%
--------------------------------------------------------------------------------
  American Express Co.
  5.72%, 11/03/95                                    $3,000,000      $ 2,984,720
  American Express Co.
  5.67%, 11/17/95                                     1,500,000        1,489,132
  Associates Corp. of N. Amer.
  5.72%, 10/06/95                                     1,000,000          999,339
  Associates Corp. of N. Amer.
  5.72%, 10/13/95                                     1,500,000        1,497,273
  Associates Corp. of N. Amer.
  5.71%, 11/09/95                                     1,000,000          993,952
  AT&T Capital Corp.
  5.65%, 11/22/95                                     1,500,000        1,487,951
  Bellsouth Telecomm Inc.
  5.70%, 10/25/95                                     2,000,000        1,992,678
  Beneficial Corporation
  5.70%, 10/25/95                                     1,500,000        1,494,509
  Beneficial Corporation
  5.72%, 10/26/95                                     1,000,000          996,180
  Beneficial Corporation
  5.73%, 10/27/95                                     1,500,000        1,494,031
  Chevron Oil Finance Co.
  5.72%, 10/13/95                                     3,000,000        2,994,546
  Chevron Oil Finance Co.
  5.67%, 11/03/95                                     1,000,000          994,907
  Deere & Co. Capital Corp.
  5.71%, 10/20/95                                     1,000,000          997,135
  Deere & Co. Capital Corp.
  5.70%, 11/08/95                                     1,000,000          994,111
  Dupont Ei De Nemours Co.
  5.67%, 10/24/95                                     2,500,000        2,491,246
  Ford Motor Credit Co.
  5.73%, 10/03/95                                     2,000,000        1,999,669
  Ford Motor Credit Co.
  5.73%, 10/03/95                                     1,000,000          999,835
  Ford Motor Credit Co.
  5.73%, 10/17/95                                     1,000,000          997,612
  General Electric Capital Co.
  5.72%, 10/18/95                                     1,500,000        1,496,180
  General Electric Capital Co.
  5.70%, 10/30/95                                     2,500,000        2,488,858
  General Motor Acceptance
  5.80%, 11/10/95                                     1,000,000          993,793
  H.J. Heinz Co.
  5.68%, 10/23/95                                     1,000,000          996,658
  H.J. Heinz Co.
  5.70%, 10/23/95                                     2,000,000        1,993,315
  Hershey Foods Corp.
  5.71%, 10/23/95                                     1,000,000          996,658
  Hershey Foods Corp.
  5.71%, 10/27/95                                    $1,600,000      $ 1,593,633
  Hershey Foods Corp.
  5.70%, 10/27/95                                     1,500,000        1,494,031
  IBM Corporation
  5.73%, 10/06/95                                     2,000,000        1,998,678
  IBM Corporation
  5.71%, 10/04/95                                     1,000,000          999,669
  IBM Corporation
  5.73%, 10/26/95                                     1,000,000          996,180
  Illinois Tool Works Inc.
  5.70%, 10/27/95                                     1,500,000        1,494,031
  Kellogg Co.
  5.69%, 10/31/95                                     1,000,000          995,384
  Motorola Inc.
  5.70%, 10/20/95                                     4,000,000        3,988,540
  Norwest Financial Inc.
  5.68%, 10/24/95                                     1,000,000          996,498
  Norwest Financial Inc.
  5.73%, 10/27/95                                     1,000,000          996,021
  J.C. Penney Funding Corp.
  5.70%, 10/24/95                                     1,500,000        1,494,748
  Procter & Gamble Co.
  5.72%, 11/10/95                                     3,500,000        3,478,274
  Southwest Bell Capital Corp.
  5.71%, 11/27/95                                     2,000,000        1,982,360
  Sears Roebuck Acc. Corp.
  5.73%, 10/13/95                                     1,000,000          998,182
  Sears Roebuck Acc. Corp.
  5.75%, 10/19/95                                     1,500,000        1,495,941
  Sears Roebuck Acc. Corp.
  5.72%, 10/23/95                                     1,000,000          996,658
  Snap-On Inc.
  5.71%, 10/05/95                                     4,000,000        3,998,016
  U.S. West Comm. Corp.
  5.67%, 10/06/95                                     1,000,000          999,339
--------------------------------------------------------------------------------
Total Commercial Paper                                               $67,860,471
--------------------------------------------------------------------------------
(Cost-$67,590,680)

================================================================================
                      BARTLETT CASH RESERVES FUND (Cont.)
                      As of September 30, 1995 (Unaudited)

                                                         Face           Market
                                                        Amount          Value
================================================================================
REPURCHASE AGREEMENT-0.98%
--------------------------------------------------------------------------------
  The Provident Bank, 6.25%,
  issued 9/29/95, due 10/2/95,
  collateralized by U.S. Treasury
  Bills, (par value $840,000,
  due 11/24/95)
  (repurchase proceeds
  $816,425)                                          $  816,000      $   816,000
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT                                           $   816,000
--------------------------------------------------------------------------------
  (Cost-$816,000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS-13.77%
--------------------------------------------------------------------------------
U.S. Treasury Obligations- 5.35%
--------------------------------------------------------------------------------
  U.S. Treasury Note (Strips)
  0.000%, 05/15/96                                   $2,000,000      $ 1,931,324
  U.S. Treasury Note
  6.125%, 05/31/97                                   $2,500,000        2,510,157
                                                                     -----------
                                                                       4,441,481
--------------------------------------------------------------------------------
Mortgage-Backed Obligations-8.42%
  Federal National Mortgage
  Assn. Floating Rate Note
  5.788%, 10/30/95                                   $7,000,000      $ 7,000,000
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                         $11,441,481
--------------------------------------------------------------------------------
  (Cost-$11,428,036)
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS-3.02%
--------------------------------------------------------------------------------
  AT&T Capital Corp.
  6.300%, 07/25/96                                   $2,500,000      $ 2,508,000
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS                                          $ 2,508,000
--------------------------------------------------------------------------------
  (Cost-$2,509,760)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE-99.46%                                    $82,625,952
--------------------------------------------------------------------------------
  (Cost-$82,344,476)
--------------------------------------------------------------------------------
ALL OTHER ASSETS LESS LIABILITIES-0.54%                              $   440,219
--------------------------------------------------------------------------------
NET ASSETS-100.00%                                                   $83,066,171
================================================================================


REIT-Real Estate Investment Trust.
REMIC-Real Estate Mortgage Investment Conduit.
CMO-Collateralized Mortgage Obligation.
Inverse French Franc Pibor-Indexed Consolidated Bonds-Represent structured securities that pay interest at a rate that increases (decreases) with a decline (increase) in the Pibor (Paris InterBank Offered Rate). Interest rates disclosed are in effect at September 30, 1995.

Libor-Indexed Consolidated Bonds-Represents a structured security that pays interest at a rate that increases (decreases) with an increase (decrease) in the Libor (London InterBank Offered Rate). Interest rates disclosed are in effect at September 30, 1995.

See accompanying notes to financial statements.

================================================================================

                      STATEMENTS OF ASSETS AND LIABILITIES

================================================================================

                      As of September 30, 1995 (Unaudited)

                                                                             Bartlett
                                  Bartlett      Bartlett      Bartlett        Short        Bartlett
                                   Value          Basic        Fixed          Term           Cash
                               International      Value        Income         Bond         Reserves
                                    Fund          Fund          Fund          Fund           Fund
====================================================================================================
ASSETS:
----------------------------------------------------------------------------------------------------
    Investment securities,
     original cost (Note 1)     $62,261,114   $ 90,462,390   $89,516,983   $24,658,382   $82,344,476
====================================================================================================
    Investment securities,
     at value (Note 1)          $68,173,994   $119,080,943   $90,713,937   $24,816,507   $82,625,952
    Receivable for
     securities sold                      0        151,965             0             0             0
    Dividends and interest
     receivable                     252,035        236,913     1,288,063       269,846       111,214
    Receivable for share
     purchases                        4,306         51,112        68,677        50,197       364,571
    Other assets                          0              0             0             0             0
    Cash                                  0            209             0             0           853
----------------------------------------------------------------------------------------------------
    Total Assets                 68,430,335    119,521,142    92,070,677    25,136,550    83,102,590
----------------------------------------------------------------------------------------------------
LIABILITIES:
----------------------------------------------------------------------------------------------------
    Shareholder
     distributions payable         480,353          96,926        76,448        35,942        34,553
    Management fee payable           3,402           3,705         2,496           578             0
    Payable for securities
     purchased                           0               0             0             0             0
    Shareholder
     redemptions payable                 0           4,797        49,038             0         1,866
----------------------------------------------------------------------------------------------------
    Total Liabilities              483,755         105,428       127,982        36,520        36,419
----------------------------------------------------------------------------------------------------
NET ASSETS                     $67,946,580    $119,415,714   $91,942,695   $25,100,030   $83,066,171
====================================================================================================
    Net Assets Consist of:
    Capital shares             $61,573,045    $ 90,838,678   $93,770,337   $25,533,927   $83,150,891
    Accumulated
     undistributed net
     investment income             316,371          45,123             0             0             0
    Accumulated net realized
     gains (losses) from
     security transactions         144,285         (70,125)   (3,038,698)     (577,267)      (86,430)
    Net unrealized
     appreciation
     on investments              5,912,879      28,602,038     1,211,056       143,370         1,710
----------------------------------------------------------------------------------------------------
    Net Assets                 $67,946,580    $119,415,714   $91,942,695   $25,100,030   $83,066,171
====================================================================================================
    Shares of beneficial
     interest outstanding
     (unlimited number
     of shares authorized,
     no par value) (Note 4)      5,554,018       7,145,557     9,197,926     2,559,704    83,150,892
====================================================================================================
    Net asset value,
     offering and redemption
     price per share (Note 1)       $12.23          $16.71        $10.00         $9.81         $1.00
====================================================================================================

See accompanying notes to financial statements.

================================================================================

                            STATEMENT OF OPERATIONS

================================================================================

            For the six months ended September 30, 1995 (Unaudited)

                                                                                     Bartlett
                                           Bartlett       Bartlett      Bartlett      Short       Bartlett
                                            Value          Basic         Fixed         Term         Cash
                                        International      Value         Income        Bond       Reserves
                                             Fund          Fund           Fund         Fund         Fund
===========================================================================================================
INVESTMENT INCOME:
-----------------------------------------------------------------------------------------------------------
    Interest                             $  235,283     $   479,225    $3,139,856    $773,800    $2,642,407
    Dividends                             1,209,772       1,219,516             0           0             0
    Less foreign taxes withheld            (168,222)              0             0           0             0
-----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                   1,276,833       1,698,741     3,139,856     773,800     2,642,407
-----------------------------------------------------------------------------------------------------------
EXPENSES:
-----------------------------------------------------------------------------------------------------------
    Management Fee (Note 3)                 593,795         660,071       460,333      99,264       348,015
-----------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                              593,795         660,071       460,333      99,264       348,015
-----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                       683,038       1,038,670     2,679,523     674,536     2,294,392
-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
    Net realized gains (losses) from
     security transactions                2,241,854       3,082,108     1,009,049     (66,893)       10,092
    Net change in net unrealized
     appreciation/depreciation
     on investments                       2,252,248      10,427,682     1,755,216     378,321         2,315
-----------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS            4,494,102      13,509,790     2,764,265     311,428        12,407
-----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET
 ASSETS FROM OPERATIONS                  $5,177,140     $14,548,460    $5,443,788    $985,964    $2,306,799
===========================================================================================================

See accompanying notes to financial statements.

================================================================================

                      STATEMENTS OF CHANGES IN NET ASSETS

================================================================================

                                                   Bartlett                       Bartlett
                                          Value International Fund            Basic Value Fund

                                         Six Months         Year        Six Months          Year
                                            Ended           Ended          Ended            Ended
                                           9/30/95         3/31/95        9/30/95          3/31/95
                                         (Unaudited)                    (Unaudited)
========================================================================================================
FROM OPERATIONS:
--------------------------------------------------------------------------------------------------------
  Net investment income                  $   683,038    $    449,472    $  1,038,670    $  1,768,170
  Net realized gains (losses) from
   security transactions                   2,241,854       2,425,836       3,082,108       4,359,075
  Net change in net unrealized
   appreciation/depreciation on
   investments                             2,252,248      (3,917,520)     10,427,682       5,759,310
--------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                          5,177,140      (1,042,212)     14,548,460      11,886,555
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
--------------------------------------------------------------------------------------------------------
  From net investment income                (377,793)       (438,346)     (1,015,710)     (1,765,417)
  From net realized gains from
   security transactions                  (1,844,296)     (2,727,131)     (4,652,231)     (6,700,292)
--------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM
  DISTRIBUTIONS TO SHAREHOLDERS           (2,222,089)     (3,165,477)     (5,667,941)     (8,465,709)
--------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE 4):
--------------------------------------------------------------------------------------------------------
  Proceeds from shares sold               13,022,738      41,462,779      59,792,699      88,106,512
  Net asset value of shares issued
   in reinvestment of shareholder
   distributions                           1,691,845       2,650,327       5,548,453       8,073,721
  Payment for shares redeemed             (7,386,767)    (31,848,784)    (57,526,875)    (91,168,817)
--------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) FROM FUND
  SHARE TRANSACTIONS                       7,327,816      12,264,322       7,814,277       5,011,416
--------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS     10,282,867       8,056,633      16,694,796       8,432,262
NET ASSETS:
  Beginning of period                     57,663,713      49,607,080     102,720,918      94,288,656
--------------------------------------------------------------------------------------------------------
  End of period                          $67,946,580    $ 57,663,713    $119,415,714    $102,720,918
========================================================================================================
UNDISTRIBUTED NET
  INVESTMENT INCOME                      $   316,371    $     11,126    $     45,123    $     22,163
--------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                                                   Bartlett
                                                 Bartlett                         Short Term                     Bartlett
                                             Fixed Income Fund                    Bond Fund                 Cash Reserves Fund

                                          Six Months      Year           Six Months        Year        Six Months         Year
                                            Ended         Ended            Ended           Ended          Ended           Ended
                                           9/30/95       3/31/95          9/30/95         3/31/95        9/30/95         3/31/95
                                         (Unaudited)                    (Unaudited)                    (Unaudited)
===================================================================================================================================
FROM OPERATIONS:
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment income                 $  2,679,523   $  5,591,914    $    674,536     $ 1,193,289    $  2,294,392   $   3,276,229
  Net realized gains (losses) from
   security transactions                   1,009,049     (3,280,414)        (66,893)       (497,579)         10,092         (81,479)
  Net change in net unrealized
   appreciation/depreciation on
   investments                             1,755,216       (407,515)        378,321        (127,141)          2,315          13,459
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                          5,443,788      1,903,985         985,964         568,569       2,306,799       3,208,209
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------------------------------------------------
  From net investment income              (2,679,523)    (5,591,914)       (674,536)     (1,193,289)     (2,294,392)     (3,276,229)
  From net realized gains from
   security transactions                           0              0               0               0               0               0
-----------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM
  DISTRIBUTIONS TO SHAREHOLDERS           (2,679,523)    (5,591,914)       (674,536)     (1,193,289)     (2,294,392)     (3,276,229)
-----------------------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE 4):
-----------------------------------------------------------------------------------------------------------------------------------
  Proceeds from shares sold               13,510,899     32,641,620      14,855,898      34,220,058     200,951,641     367,680,400
  Net asset value of shares issued
   in reinvestment of shareholder
   distributions                           2,285,639      4,778,669         478,558         838,351       2,119,879       3,115,274
  Payment for shares redeemed            (17,967,566)    (53,796,673)    (10,293,955)    (36,973,689)   (210,190,042)  (358,112,926)

NET INCREASE (DECREASE) FROM FUND
  SHARE TRANSACTIONS                      (2,171,028)   (16,376,384)      5,040,501      (1,915,280)     (7,118,522)     12,682,748
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS        593,237    (20,064,313)      5,351,929      (2,540,000)     (7,106,115)     12,614,728
NET ASSETS:
  Beginning of period                     91,349,458    111,413,771      19,748,101      22,288,101      90,172,286      77,557,558
-----------------------------------------------------------------------------------------------------------------------------------
  End of period                         $ 91,942,695   $ 91,349,458    $ 25,100,030    $ 19,748,101    $ 83,066,171   $  90,172,286
===================================================================================================================================
UNDISTRIBUTED NET
  INVESTMENT INCOME                     $          0   $         0     $          0    $          0    $          0   $           0
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

================================================================================

                              FINANCIAL HIGHLIGHTS

================================================================================

                       BARTLETT VALUE INTERNATIONAL FUND
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             Six Months
                                                Ended                          Year Ended March 31,
                                               9/30/95       ----------------------------------------------------------
                                             (Unaudited)       1995        1994        1993        1992         1991
=======================================================================================================================
Net Asset Value, Beginning of Period            $11.64         $12.46      $10.08       $9.93       $9.09       $9.79
-----------------------------------------------------------------------------------------------------------------------
Income From Investment Operations:
  Net Investment Income                            .13            .09         .07         .12         .18         .30
  Net Realized and Unrealized Gains
   (Losses) on Securities                          .87           (.21)       2.38         .15         .88        (.70)
-----------------------------------------------------------------------------------------------------------------------
Total From Investment Operations                  1.00           (.12)       2.45         .27        1.06        (.40)
-----------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends From Net Investment
    Income                                        (.07)          (.09)       (.07)       (.10)       (.22)       (.28)
  Distributions From Realized Gains               (.34)          (.61)         --        (.02)         --        (.02)
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                               (.41)          (.70)       (.07)       (.12)       (.22)       (.30)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $12.23         $11.64      $12.46      $10.08       $9.93       $9.09
=======================================================================================================================
Total Return                                     17.20%(b)      (1.18%)     24.42%       2.71%      11.88%      (3.84%)
=======================================================================================================================
Ratios / Supplemental Data:
Net Assets, End of Period (000's)              $67,947        $57,664     $49,607     $29,572     $22,042     $23,661
Ratio of Net Expenses to Average
  Net Assets (a)                                  1.84%(b)       1.83%       1.88%       2.00%       2.00%       1.99%
Ratio of Net Investment Income
  to Average Net Assets (a)                       2.12%(b)        .80%        .55%       1.13%       1.79%       3.31%
Portfolio Turnover Rate                             34%(b)         24%         19%         19%         27%         39%
-----------------------------------------------------------------------------------------------------------------------

                                                     BARTLETT BASIC VALUE FUND
=======================================================================================================================
Net Asset Value, Beginning of Period            $15.39         $14.89      $14.76      $13.47      $12.60      $12.34
-----------------------------------------------------------------------------------------------------------------------
Income From Investment Operations:
  Net Investment Income                            .15            .27         .22         .30         .36         .46
  Net Realized and Unrealized Gains
   (Losses) on Securities                         2.00           1.53         .28        1.57         .87         .26
-----------------------------------------------------------------------------------------------------------------------
Total From Investment Operations                  2.15           1.80         .50        1.87        1.23         .72
-----------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends From Net Investment
    Income                                        (.15)          (.27)       (.23)       (.30)       (.36)       (.46)
  Distributions From Realized Gains               (.68)         (1.03)       (.14)       (.28)         --          --
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                               (.83)         (1.30)       (.37)       (.58)       (.36)       (.46)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $16.71         $15.39      $14.89      $14.76      $13.47      $12.60
=======================================================================================================================
Total Return                                     28.01%(b)      12.67%       3.42%      14.22%       9.91%       6.29%
=======================================================================================================================
Ratios / Supplemental Data:
---------------------------
Net Assets, End of Period (000's)             $119,416       $102,721     $94,289    $103,507     $88,536     $96,165
Ratio of Expenses to Average
  Net Assets                                      1.19%(b)       1.20%       1.20%       1.21%       1.22%       1.21%
Ratio of Net Investment Income
  to Average Net Assets                           1.87%(b)       1.81%       1.48%       2.14%       2.77%       3.87%
Portfolio Turnover Rate                             23%(b)         26%         33%         43%         49%         92%
-----------------------------------------------------------------------------------------------------------------------

(a) The Advisor has periodically absorbed expenses of the Bartlett Value International Fund through management fee waivers. If the Advisor had not waived any fees, the ratio of net expenses to average net assets would have been 1.94% and the ratio of net investment income to average net assets would have been .49% for the period ended March 31, 1994.
(b) Annualized.
See accompanying notes to financial statements.

                           BARTLETT FIXED INCOME FUND
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                             Six Months
                                               Ended                                Year Ended March 31,
                                              9/30/95        --------------------------------------------------------------------
                                            (Unaudited)          1995           1994           1993           1992           1991
=================================================================================================================================
Net Asset Value, Beginning of Period         $  9.70          $ 10.02       $  10.48       $   9.93       $   9.63       $   9.46
---------------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations:
  Net Investment Income                          .29              .54            .48            .59            .67            .73
  Net Realized and Unrealized Gains
   (Losses) on Securities                        .30             (.32)          (.30)           .55            .31            .17
---------------------------------------------------------------------------------------------------------------------------------
Total From Investment Operations                 .59              .22            .18           1.14            .98            .90
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends From Net Investment
   Income                                       (.29)            (.54)          (.48)          (.59)          (.68)          (.73)
  Distributions From Realized Gains               --               --           (.16)            --             --             --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (.29)            (.54)          (.64)          (.59)          (.68)          (.73)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $ 10.00          $  9.70       $  10.02       $  10.48       $   9.93       $   9.63
==================================================================================================================================
Total Return                                   12.26%(d)         2.41%          1.70%         11.81%         10.46%          9.86%
==================================================================================================================================

Ratios / Supplemental Data:
---------------------------
Net Assets, End of Period(000's)             $91,943          $91,349       $111,414       $135,487       $147,992       $159,218
Ratio of Expenses to Average
  Net Assets (a)                                1.00%(d)           10%          1.00%          1.00%          1.00%          1.00%
Ratio of Net Investment Income
  to Average Net Assets                         5.84%(d)         5.60%          4.58%          5.81%          6.85%          7.68%
Portfolio Turnover Rate                          168%(d)          118%           163%           175%           126%           165%

Amount of Debt Outstanding
  at End of Period                                            $    --       $     --       $     --       $     --       $     --
Average Amount of Debt
  Outstanding During the
  Period (b) (000's)                                          $ 2,067       $  2,550       $ 12,627       $  6,601       $     --
Average Number of Shares
  Outstanding During the
  Period (c) (000's)                                            9,234         12,095         13,689         15,577             --
Average Amount of Debt Per
  Share During the Period                                     $  0.22       $   0.21       $   0.92       $   0.42       $     --
-----------------------------------------------------------------------------------------------------------------------------------

(a) Ratios do not include interest paid on reverse repurchase agreements.
(b) The average amount of debt outstanding during the period was calculated by aggregating borrowings at the end of each day and dividing that sum by the number of days in the period.
(c) The average number of shares outstanding during the period was calculated by averaging the number of shares outstanding at the end of each month in the period.
(d) Annualized.

See accompanying notes to financial statements.

===============================================================================
                              FINANCIAL HIGHLIGHTS
===============================================================================

                         BARTLETT SHORT TERM BOND FUND
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                Six Months
                                                  Ended                        Year Ended March 31,
                                                 9/30/95     ------------------------------------------------------------
                                                (Unaudited)   1995        1994(a)       1993        1992        1991
=========================================================================================================================
Net Asset Value, Beginning of Period            $  9.66       $  9.94     $ 10.00
----------------------------------------------------------------------------------------

Income From Investment Operations:
  Net Investment Income                             .29           .53         .06
  Net Realized and Unrealized Gains
   (Losses) on Securities                           .15          (.28)       (.06)
----------------------------------------------------------------------------------------
Total From Investment Operations                    .44           .25          --
----------------------------------------------------------------------------------------
Less Distributions:
  Dividends From Net Investment Income             (.29)         (.53)       (.06)
  Distributions From Realized Gains                 --             --          --
----------------------------------------------------------------------------------------
Total Distributions                                (.29)         (.53)       (.06)
----------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $  9.81       $  9.66     $  9.94
========================================================================================
Total Return                                       9.02%(c)      2.58%        .29%(c)
========================================================================================
Ratios / Supplemental Data:
Net Assets, End of Period (000's)               $25,100       $19,748     $22,288
Ratio of Expenses to Average Net Assets             .85%(c)       .85%        .85%(c)
Ratio of Net Investment Income
  to Average Net Assets                            5.79%(c)      5.38%       4.55%(c)
Portfolio Turnover Rate                             131%(c)       158%        202%(c)
==========================================================================================================================
                                                  BARTLETT CASH RESERVES FUND
==========================================================================================================================
Net Asset Value, Beginning of Period            $  1.00       $  1.00     $  1.00       $  1.00     $  1.00     $  1.00
--------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations:
  Net Investment Income                             .03           .04         .03           .03         .05         .07
  Net Realized and Unrealized Gains
   (Losses) on Securities                            --            --          --            --          --          --
--------------------------------------------------------------------------------------------------------------------------
Total From Investment Operations                    .03           .04         .03           .03         .05         .07
--------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends From Net Investment Income             (.03)         (.04)       (.03)         (.03)       (.05)       (.07)
  Distributions From Realized Gains                  --            --          --            --          --          --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (.03)         (.04)       (.03)         (.03)       (.05)       (.07)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $  1.00       $  1.00     $  1.00       $  1.00     $  1.00     $  1.00
==========================================================================================================================
Total Return                                       5.20%(c)      4.22%       2.69%         3.26%       5.07%       7.32%
==========================================================================================================================
Ratios / Supplemental Data:
---------------------------
Net Assets, End of Period (000's)               $83,066       $90,172     $77,558       $65,962     $75,867    $130,250
Ratio of Net Expenses
  to Average Net Assets (b)                         .78%(c)       .78%        .77%          .72%        .67%        .73%
Ratio of Net Investment Income
  to Average Net Assets (b)                        5.16%(c)      4.16%       2.71%         3.26%       5.05%       7.08%
--------------------------------------------------------------------------------------------------------------------------

(a) The period illustrated is from initial public offering date (February 4, 1994) through March 31, 1994 for Short Term Bond Fund. No income was earned or expense incurred from the date of organization through the initial public offering date.
(b) The Advisor has periodically absorbed expenses of the Bartlett Cash Reserves Fund through management fee waivers. If the Advisor had not waived any fees, the ratios of net expenses to average net assets would have been .88%, .90%, .90% and .90%, and the ratios of net investment income to average net assets would have been 2.60%, 3.07%, 4.82%, and 6.91%, for the periods ended March 31, 1994 through 1991, respectively.
(c) Annualized.

See accompanying notes to financial statements.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS
================================================================================
                      As of September 30, 1995 (Unaudited)

1      Significant Accounting Policies
       Bartlett Capital Trust and Bartlett Management Trust are registered under the Investment Company Act of 1940, as amended, as no-load, diversified, open-end management investment companies. Bartlett Capital Trust was established as a Massachusetts business trust under a Declaration of Trust dated October 31, 1982. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of the Bartlett Value International Fund, Bartlett Basic Value Fund, Bartlett Fixed Income Fund and the Bartlett Short Term Bond Fund. The Bartlett Short Term Bond Fund started business and commenced the public offering of shares on February 4, 1994. Bartlett Management Trust was established as an Ohio business trust under a Declaration of Trust dated July 16, 1984. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of the Bartlett Cash Reserves Fund, the only series of the Trust presently authorized by the Trustees.
       The following is a summary of the significant accounting policies of Bartlett Capital Trust and Bartlett Management Trust:
       Security Valuation - Equity securities, options and commodities listed on exchanges are valued at the last sale price as of the close of business on the day the securities are being valued. Listed securities not traded on a particular day and securities traded in the over-the-counter market are valued at the mean between closing bid and ask prices quoted by brokers or dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market.
       Fixed income securities generally are valued by using market quotations, or independent pricing services which use prices provided by market makers or estimates of market values. However, if Bartlett & Co. (the Advisor) believes the market value of a security will be more accurately reflected thereby, it will use market value estimates obtained from yield spreads relating to securities with similar characteristics as to credit quality, coupon rate, maturity and other factors.
       Fixed income securities having a maturity of less than 60 days (except for those in Bartlett Cash Reserves Fund) are valued at amortized cost, which approximates market value.
       Securities, primarily fixed income securities, of a Fund for which market quotations or estimates are not readily available are valued at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees.
       The values of international securities are generally based upon market quotations converted to U.S. dollar equivalents at 4:00 p.m. Eastern Standard time which, depending upon the exchange or market, may be last sale price, last bid price, or the mean between the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the New York Stock Exchange (NYSE) is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund's share price is not calculated. Therefore, the value of Bartlett Value International Fund's portfolio may be significantly affected on days when shares may not be purchased or redeemed.
       Repurchase agreements are valued at cost which approximates market. It is the policy of each of the Funds that their custodian take possession of the underlying collateral securities. Collateral is marked-to-market daily to ensure that the market value of the underlying assets equals or exceeds the value of the seller's repurchase obligation. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses. The loss would equal the amount by which the carrying value of the repurchase agreement(s) exceeded the proceeds received in liquidation of the underlying collateral securities. To minimize the possibility of loss, the Funds enter into repurchase agreements only with institutions deemed to be creditworthy by the Advisor, including banks that serve as custodian for the Funds, banks having assets in excess of $1 billion or primary government securities dealers.
       Structured Securities - Bartlett Basic Value Fund, Bartlett Fixed Income Fund and Bartlett Short Term Bond Fund may invest in structured securities, a type of

===============================================================================
                         NOTES TO FINANCIAL STATEMENTS
===============================================================================

derivative security, which are derived from securities issued by U.S. government agencies, or other issuers, and are denominated in U.S. dollars. Structured securities are privately issued securities. These short maturity notes differ from traditional debt securities in that the return (principal and/or interest) is linked to the performance of a diversified array of financial indices.
       The Funds use structured securities to add to portfolio diversification to protect the portfolio against rising interest rates. An investment in structured securities entails risks not associated with investments in conventional debt securities. The secondary market for such securities will be affected by factors independent of the creditworthiness of the issuer and the value of the index, such as the volatility of the index, time remaining to maturity and the amount of such securities outstanding.
       Foreign Currency Translation - The books and records of each Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
       (i) market value of investment securities, other assets and liabilities-at the daily rate of exchange as reported by a major New York City bank at 4:00 p.m. Eastern Standard time;

      (ii) purchases and sales of investment securities, income and expenses-at the rate of exchange prevailing on the respective dates of such transactions.

      Futures and Options Accounting Principles - Premiums received from put or call options written are recorded as an asset with an equal liability which is marked-to-market daily with any difference between the option's current market value and premiums received recorded as an unrealized gain or loss. If the option is not exercised, premiums received are realized as a gain at the expiration date. If the position is closed prior to expiration, a gain or loss is realized based on premiums received less the cost of the closing transaction. When an option is exercised, premiums received are added to the proceeds from the sale of the underlying securities and a gain or loss is realized accordingly.
      Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.
       Futures contracts are marked-to market daily with fluctuations in value settled daily in cash through a margin account. Gains or losses are realized at the time the contract is closed out or the contract expires.
       The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of securities held by the Funds and the prices of futures contracts and options, in addition to the possibility of an illiquid market.
       Reverse Repurchase Agreements - Bartlett Basic Value Fund, Bartlett Fixed Income Fund, Bartlett Short Term Bond Fund and Bartlett Cash Reserves Fund may enter into reverse repurchase agreements whereby the Funds transfer possession of a security for cash with the intent to repay cash plus interest in exchange for the return of the same security at a later date. A Fund's primary objective in such a transaction would be to obtain funds to pursue additional investment opportunities whose yield would exceed the cost of the reverse repurchase transaction.
       It is the policy of each of the Funds that their custodian place cash or U.S. government obligations in a separate account in an amount equal to the reverse repurchase agreement obligation. When a separate account is maintained in connection with a reverse repurchase agreement, the securities deposited in the separate account are valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities are placed in the account daily to maintain the market value of the account equal to the amount of the reverse repurchase agreement obligation.
       Share Valuation - The net asset value per share is calculated daily by dividing the total value of each Fund's investments and other assets, less liabilities, by the total number of shares outstanding.
       Investment Income and Distributions to Shareholders - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Distributions to shareholders arising from net investment income for Bartlett Fixed Income Fund, Bartlett Cash Reserves Fund and Bartlett Short Term Bond Fund are declared daily and paid to shareholders monthly. Distributions to shareholders from net investment income for Bartlett Basic Value Fund and Bartlett Value International Fund are declared and paid quarterly and are recorded on the ex-dividend date. Net realized capital gains, if any, are di stributed to shareholders at least once a year.
       Security Transactions - Security transactions are accounted for on a trade date basis, which is the date the order to buy or sell is executed. Securities sold are valued on a specific identification basis.

                            As of September 30, 1995

       Securities Purchased on a When-Issued Basis - Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. Such securities are subject to market fluctuation during this period. In the event that the seller fails to deliver the securities, a Fund could experience a loss to the extent of any appreciation, or a gain to the extent of any depreciation, in the price of the securities. A Fund will maintain, in a segregated account with its custodian, cash or U.S. government securities having an aggregate value at least equal to the amount of such purchase commitments.
       Federal Income Taxes - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not its shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes is made.
       In order to avoid imposition of the excise tax created by the Tax Reform Act of 1986, as amended by the Revenue Act of 1987, it is each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended Octo-ber 31 of the calendar year) plus undistributed amounts from prior years. Subsequent to October 31, 1994, the Bartlett Value International Fund recognized net capital losses of $253,272 which, for tax purposes, have been deferred to fiscal 1996 and can be used to offset future capital gains.
       Capital loss carryovers for tax purposes as of March 31, 1995 are as follows: Bartlett Cash Reserves Fund $96,522, Bartlett Fixed Income Fund $4,047,747 and Bartlett Short Term Bond Fund $510,375. Such carryovers expire over varying periods through March 31, 2003. The following amounts are based up on cost for both financial reporting and federal income tax purposes as of September 30, 1995:



                                                                  Bartlett
                   Bartlett         Bartlett      Bartlett          Short          Bartlett
                    Value            Basic         Fixed            Term             Cash
                 International       Value         Income           Bond           Reserves
                     Fund            Fund          Fund             Fund             Fund
=============================================================================================
Unrealized
 appreciation    $  8,923,350    $29,895,172    $ 1,379,947    $    162,210      $     3,360
Unrealized
 depreciation      (3,010,471)    (1,293,134)      (168,891)       (18,840)           (1,650)
---------------------------------------------------------------------------------------------
Net unrealized
 appreciation
 (depreciation)  $  5,912,879    $28,602,038    $ 1,211,056    $   143,370       $     1,710
=============================================================================================
Federal income
 tax cost of
 investments     $ 62,261,114    $90,478,905    $89,502,881    $24,673,137       $82,624,242
==============================================================================================

2       Investment Transactions
        Investment transactions (excluding short-term securities) are as follows for the period ended September 30, 1995:

                                                             Bartlett
                  Bartlett        Bartlett      Bartlett       Short       Bartlett
                   Value           Basic         Fixed          Term         Cash
                International      Value         Income         Bond       Reserves
                    Fund            Fund          Fund          Fund         Fund
=====================================================================================
Purchases of
 investment
 securities      $15,151,980     $13,188,271   $74,764,191   $19,601,146   $8,654,096
=====================================================================================
Proceeds
 from sales
 and maturities
 of investment
 securities      $10,358,601     $11,184,010   $76,938,326   $13,431,325   $2,234,475
=====================================================================================

3       Transactions with Affiliates and Related
        Parties

      The Chairman of the Board, President, Secretary, Treasurer, Assistant Treasurer and Vicen-Presidents of the Trusts are shareholders or employees of the Advisor, registered investment advisor to the Trusts. Bartlett Capital Trust's and Bartlett Management Trust's investments are managed by the Advisor under the terms of Management Agreements. Under the Management Agreements, the Advisor pays all of the expenses of each Fund except brokerage, taxes, interest and extraordinary expenses. As compensation for investment advisory services and agreement to pay the above Fund expenses, each Fund pays the Advisor a fee computed and accrued daily and paid monthly. The fee for Bartlett Basic Value Fund and Bartlett Fixed Income Fund is computed at an annual rate of 2% of the average daily net assets of Bartlett Basic Value Fund and Bartlett Fixed Income Fund up to and including $10,000,000, 1.50% of such assets from $10,000,000 up to and including $30,000,000 and 1% of such assets in excess of $30,000,000. The fee for Bartlett Basic Value Fund is determined by applying the above rates to its average daily net assets, and the remainder of the fee is allocated to Bartlett Fixed Income Fund. The fee for Bartlett Cash Reserves Fund is computed at an annual rate of .78% of the average daily net assets of Bartlett Cash Reserves Fund up to and including $500,000,000 and .75% of such assets in excess of $500,000,000. The fee for Bartlett Value International Fund is computed at an annual rate of 2% of the average daily net assets of Bartlett Value International Fund up to and including $20,000,000 and 1.75% of such assets from $20,000,000 up to and including $200,000,000 and 1.25% of such assets in excess of $200,000,000. The fee for Bartlett Short Term Bond Fund is computed at an annual

================================================================================
                         NOTES TO FINANCIAL STATEMENTS
================================================================================

rate of .85% of the average daily net assets of Bartlett Short Term Bond
Fund. The Advisor earned commissions as broker on trades of portfolio securities in the following amounts for the period ended September 30, 1995: Bartlett Basic Value Fund $327.

      States in which shares of each Fund are offered may impose an expense limitation based upon net assets. The Management Agreements between Bartlett Capital Trust and Bartlett Management Trust and the Advisor allow for the accrual and payment of the investment advisory services expenses not to exceed the lowest of the applicable expense limitations imposed.

4       Fund Share Transactions
        Proceeds and payments on shares of the Funds as shown in the Statements of Changes in Net Assets are the result of the following share transactions:


                            Bartlett                 Bartlett                 Bartlett
                             Value                    Basic                    Fixed
                          International               Value                    Income
                              Fund                     Fund                     Fund
                     Six Months     Year       Six Months    Year       Six Months      Year
                       Ended        Ended        Ended       Ended        Ended         Ended
                      9/30/95      3/31/95      9/30/95     3/31/95      9/30/95       3/31/95
=================================================================================================
Shares sold          1,061,509    3,417,760    3,640,429    5,942,584    1,363,003    3,365,364
Shares issued in
reinvestment of
distributions          138,441      217,711      332,626      552,366      230,127      492,992
-------------------------------------------------------------------------------------------------
                     1,199,950    3,635,471    3,973,055    6,494,950    1,593,130    3,858,356
Less shares
redeemed              (598,296)  (2,663,521)  (3,500,569)  (6,153,807)  (1,813,638)  (5,556,676)
-------------------------------------------------------------------------------------------------
Net increase
(decrease)
in shares
outstanding            601,654      971,950      472,486      341,143     (220,508)   (1,698,320)
=================================================================================================


                             Bartlett                   Bartlett
                            Short Term                    Cash
                               Bond                     Reserves
                               Fund                       Fund
                      Six Months     Year       Six Months       Year
                        Ended        Ended         Ended         Ended
                       9/30/95      3/31/95       9/30/95       3/31/95
===========================================================================
Shares sold           1,521,117    3,502,434    200,951,641   367,680,400
Shares issued in
reinvestment of
distributions            48,949       85,957      2,119,879     3,115,274
---------------------------------------------------------------------------
                      1,570,066    3,588,391    203,071,520   370,795,674
Less shares
redeemed             (1,053,633)  (3,787,573)  (210,190,041) (358,112,926)
---------------------------------------------------------------------------
Net increase
(decrease)
in shares
outstanding             516,433     (199,182)    (7,118,521)   12,682,748
===========================================================================

================================================================================
                             TRRUSTEES AND OFFICERS
================================================================================

================================================================================
Dale H. Rabiner, CFA                   Chairman of the Board
                                       Bartlett Capital Trust

James B. Reynolds, CFA                 Chairman of the Board
                                       Bartlett Management Trust

Lorrence T. Kellar                     Trustee
Group Vice President,
The Kroger Co.

Philip J. Ringo                        Trustee
President/CEO,
Chemical Leaman Tank Lines Inc.

Alan R. Schriber                       Trustee
President, ARS Broadcasting Corp.

William P. Sheehan                     Trustee
Member, State of Ohio
Employment Relations Board

George J. Wile                         Trustee
CEO, Planet Products Corp.

Carol D. Hard                          President

James F. Lummanick, Esq.               Secretary

Thomas A. Steele, CPA                  Treasurer

Kenneth L. Schlachter, CFA             Assistant Treasurer

R. Stuart Crickmer, CFA, CPA           Vice President

Madelynn M. Matlock, CFA               Vice President

James A. Miller, CFA                   Vice President

Donna M. Prieshoff                     Vice President

Troy R. Snider, CFA                    Vice President

Woodrow H. Uible, CFA                  Vice President

================================================================================
Investment Advisor                     Bartlett & Co.
                                       36 East Fourth Street
                                       Cincinnati, Ohio 45202

Custodians                             Provident Bank
                                       One East Fourth Street
                                       Cincinnati, Ohio 45202

                                       Mitsubishi Global Custody,
                                       a division of the Bank of California
                                       475 Sansome Street
                                       San Francisco, California 94111

Transfer Agent                         Bartlett & Co.
                                       36 East Fourth Street
                                       Cincinnati, Ohio 45202

Auditors                               Arthur Andersen LLP
                                       425 Walnut Street
                                       Cincinnati, Ohio 45202
================================================================================

                                 BARTLETT & CO.
                        --------------------------------
                         REGISTERED INVESTMENT ADVISORS

 36 East Fourth Street, Cincinnati, OH 45202-3896 - 513-345-6212 - 800-800-3609
                               -FAX 513-621-6462